Exhibit 99.1

Month 10 Analysis (Presented at Angiogenesis 2023) Month 7 Analysis (Presented at AAO 2022) 1 OTX - TKI U.S. - based Wet AMD Clinical Trial Design OTX - TKI Arm Aflibercept Arm OTX - TKI 600µg single implant injection Aflibercept 2mg injection Sham injection Study Visit Multicenter, Randomized, Double - masked Trial Screening Key Inclusion Criteria ▪ Sub foveal neovascularization secondary to AMD ▪ Controlled fluid ▪ Previously treated with anti - VEGF injections Rescue Anti - VEGF Injection Criteria: ▪ Loss of ≥10 letters from best previous BCVA with current BCVA worse than baseline, or ▪ Evidence of ≥75µm CSFT increase from previous best value and ≥5 letters loss from best previous BCVA, or ▪ New macular hemorrhage Baseline Month 12 Analysis 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Study Visits (Weeks) AAO=American Academy of Ophthalmology; AMD=age - related macular degeneration; BCVA=best corrected visual acuity; BL=baseline; CSF T=central subfield thickness; AMD=age - related macular degeneration; VEGF=vascular endothelial growth factor OTX - TKI subjects are followed past Week 52 Randomization 3:1 (OTX - TKI : Aflibercept) R

2 Baseline Characteristics Baseline Characteristic OTX - TKI (N=16) † Aflibercept (N=5) Mean (SD) Age, Years 76 (8) 84 (8) Male, n (%) Female, n (%) 8 (50) 8 (50) 3 (60) 2 (40) Mean (SD) Months since wet AMD diagnosis 18 (12) 18 (12) Mean (SD) Number of anti - VEGF Injections within 12 Months Prior to baseline* 8 (3) 8 (4) Mean (SD) BCVA in ETDRS Letters 70.9 (17.7) 73.8 (9.0) Mean (SD) CSFT, µm 273.8 (43.0) 240.6 (29.6) *Annualized data † Includes one subject not treated per protocol who has been removed from efficacy analysis as subject incorrectly received afl ibe rcept instead of sham injection at Month 3 and 5 visits Data cut off April 14, 2023 BCVA=best corrected visual acuity; CSFT =c entral subfield thickness; ETDRS = Early Treatment Diabetic Retinopathy Study; AMD = age - related macular degeneration; SD = standard deviation; VEGF = vascular endothelial growth factor

-52 -48 -44 -40 -36 -32 -28 -24 -20 -16 -12 -8 -4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Weeks OTX - TKI (n=15) Aflibercept (n=5) 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Reduction in Anti - VEGF Injections Following OTX - TKI at 12 Months 89% reduction in treatment burden with OTX - TKI at 12 months Ranibizumab Faricimab OTX - TKI 600µg implant Unspecified anti - VEGF agent Bevacizumab Rescue injection given at investigator’s discretion (rescue criteria not met ) Post - Treatment Pre - Treatment 3 Data cut off April 14, 2023; per protocol analysis Reduction in treatment burden calculation includes all rescue injections Sham injection was given at Week 0 in the Aflibercept Arm and at Weeks 12, 20, 28, 36 and 44 in the OTX - TKI Arm (not shown). At Week 52, subjects in the aflibercept group were treated with wet AMD standard of care at the investigator’s discretion. Rescue injection given (rescue criteria met ) Aflibercept

100% 100% 93% 93% 80% 73% 73% 73% 73% 67% 67% 60% 0% 20% 40% 60% 80% 100% Percentage of OTX - TKI Subjects Rescue - Free Up to Each Visit (n=15) 4 OTX - TKI Demonstrated Extended Duration of Action 60% were rescue - free up to 12 months with 4 additional subjects rescued at 12 months Data cut off April 14, 2023 Rescue - free rate calculations: If subjects received rescue anti - VEGF therapy at a study visit, those were reflected to count at the following study visit in the graph above Percentages presented in the graph above represent rescue - free rates up to each study visit, except for the 33% at Week 52 which includes rescue injections given at the Week 52 study visit 15/15 14/15 14/15 12/15 11/15 11/15 11/15 15/15 11/15 Rescue - free Subjects, n/N 10/15 9/15 10/15 Week 8 Week 12 Week 16 Week 20 Week 24 Week 28 Week 32 Week 36 Week 40 Week 44 Week 48 Week 52 33% inclusive of Week 52 Implant bioresorbs ~8 - 9 months

5 Vision and CSFT with OTX - TKI were Comparable to Aflibercept Q8W -70 -50 -30 -10 10 30 50 70 BL W4 W8 W12 W16 W20 W24 W28 W32 W36 W40 W44 W48 W52 Mean CSFT Change from Baseline, µm Mean Change in CSFT -15 -10 -5 0 5 10 15 BL W4 W8 W12 W16 W20 W24 W28 W32 W36 W40 W44 W48 W52 Mean BCVA Change from Baseline, ETDRS Letters Mean Change in BCVA Aflibercept Q8W (n=5) OTX-TKI (censoring rescued subjects)* OTX-TKI (n=15) Mean baseline CSFT OTX - TKI: 269.2 (40.3) µm Aflibercept Q8W: 240.6 (29.6) µm Mean baseline BCVA OTX - TKI: 73.7 (14.4) letters Aflibercept Q8W: 73.8 (9.0) letters Mean (SD) change in BCVA from baseline to Week 52: D ata cut off April 14, 2023 Error bars represent standard deviation; n=14 in OTX - TKI arm at Weeks 8, 28, 40 and 48 due to missed visits *Sample size for OTX - TKI (censoring rescued subjects): n=15 at Baseline and Weeks 4 and 12; n=14 at Week 8 (missed visit) and We eks 16 and 20; n=12 at Week 24 and n=11 at Weeks 28, 32, 36 and 40; n=10 at Week 44; n=9 at Weeks 48 and 52 BCVA=best corrected visual acuity; BL=baseline; CSFT=central subfield thickness; ETDRS=Early Treatment Diabetic Retinopathy S tud y; W, week OTX - TKI: - 1.0 (6.0) letters Aflibercept Q8W: +2.0 (7.2) letters OTX - TKI: +0.6 (2.6) letters (censoring rescued subjects) Mean (SD) change in CSFT from baseline to Week 52: OTX - TKI: +20.2 (41.6) µm Aflibercept Q8W: - 2.2 (8.5) µm OTX - TKI: +17.2 (47.6) µm (censoring rescued subjects)

6 Safety Summary OTX - TKI n=16 Aflibercept n=5 Subjects with Adverse Events in the Study Eye, n (%) Elevated IOP 2 (12.5) 1 (20.0)** Retinal detachment 0 0 Retinal vasculitis 0 0 Implant migration into the anterior chamber 0 NA Acute endophthalmitis 1 (6.25)* 0 Subjects with Ocular Adverse Events in the Study Eye Reported by Severity, n (%) Ocular AEs 16 (100.0) 3 (60.0) Mild 14 (87.5) 2 (40.0) Moderate 2 (12.5)* 1 (20.0)** Severe 0 0 Serious AEs 1 (12.5)* 0 ▪ No reports of drug - related ocular or systemic SAEs in either arm ▪ One event of acute endophthalmitis in OTX - TKI arm which occurred following mandated aflibercept injection at Month 1 ▪ Reported as moderate ▪ Injection procedure related ▪ Unrelated to the study drug ▪ Resolved after intravitreal antibiotic injection, with vision returning to baseline ▪ All events were mild except ▪ Acute endophthalmitis SAE (moderate and resolved) and worsening of cataract (moderate) in OTX - TKI arm ▪ Elevated IOP in aflibercept arm (moderate and resolved) *Moderate and serious ocular AE in OTX - TKI arm was Acute Endophthalmitis 6 days after mandated aflibercept injection at Month 1 **Moderate AE in Aflibercept arm was Elevated Intraocular pressure Data cut off April 14, 2023 IOP=intraocular pressure; SAE=serious adverse event